CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Planet411.com Inc., for the quarter ended September 30, 2004, I, Victor Cantore, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Quarterly Report on Form 10-QSB of Planet411.com Inc. for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Planet411.com Inc.

                                                                                                                 By:

                                                                                                                                    /s/ Victor Cantore
                                                                                                               Name:          Victor Cantore
                                                                                                               Title:             Principal and Chief Executive and
                                                                                                                                     Financial Officer, President and
                                                                                                                                     Director

                                                                                                              Date:              March 8, 2005